Exhibit 99.1

Hoth Therapeutics Regains Nasdaq Compliance – Clears Key Listing Hurdle, Reaffirms Path Toward Growth

June 18 2025 – NEW YORK, NY – Hoth Therapeutics, Inc. (NASDAQ: HOTH), a clinical-stage biopharmaceutical company focused on breakthrough therapies, today announced that it has regained full compliance with Nasdaq’s minimum bid price requirement.

On June 18, 2025, the Company received formal notice from the Nasdaq Listing Qualifications Department confirming that Hoth’s common stock closed at or above the $1.00 minimum bid price for 10 consecutive trading sessions—from June 4th through June 17- satisfying the requirement under Listing Rule 5550(a)(2). As a result, the compliance matter is officially closed.

“Regaining Nasdaq compliance is a major milestone for Hoth and reflects growing market confidence in our strategy and pipeline,” said Robb Knie, CEO of Hoth Therapeutics. “We believe our upcoming catalysts and clinical programs position us for significant value creation in 2025.”

With a clean compliance slate and an advancing clinical portfolio, Hoth is now strategically focused on delivering key milestones across multiple therapeutic areas, including inflammatory diseases, oncology, and rare diseases.

About Hoth Therapeutics

Hoth Therapeutics, Inc. (NASDAQ: HOTH) is a biopharmaceutical company developing innovative therapies for patients with unmet medical needs. The Company’s pipeline includes treatments targeting rare diseases, inflammatory skin disorders, cancer, and neurological conditions. For more information, visit: www.hoththerapeutics.com

Forward-Looking Statement

This press release includes forward-looking statements based upon Hoth's current expectations, which may constitute forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, and are subject to substantial risks, uncertainties, and assumptions. These statements concern Hoth's business strategies; the timing of regulatory submissions; the ability to obtain and maintain regulatory approval of existing product candidates and any other product candidates we may develop, and the labeling under any approval we may obtain; the timing and costs of clinical trials, and the timing and costs of other expenses; market acceptance of our products; the ultimate impact of the current coronavirus pandemic, or any other health epidemic, on our business, our clinical trials, our research programs, healthcare systems, or the global economy as a whole; our intellectual property; our reliance on third-party organizations; our competitive position; our industry environment; our anticipated financial and operating results, including anticipated sources of revenues; our assumptions regarding the size of the available market, benefits of our products, product pricing, and timing of product launches; management's expectation with respect to future acquisitions; statements regarding our goals, intentions, plans, and expectations, including the introduction of new products and markets; and our cash needs and financing plans. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. You should not place reliance on these forward-looking statements, which include words such as "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" or similar terms, variations of such terms, or the negative of those terms. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. Hoth may not realize its expectations, and its beliefs may not prove correct. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, market conditions and the factors described in the section titled "Risk Factors" in Hoth's most recent Annual Report on Form 10-K and Hoth's other filings made with the U. S. Securities and Exchange Commission. All such statements speak only as of the date made. Consequently, forward-looking statements should be regarded solely as Hoth's current plans, estimates, and beliefs. Investors should not place undue reliance on forward-looking statements. Hoth cannot guarantee future results, events, levels of activity, performance, or achievements. Hoth does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events, or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law.

Investor Contact:

LR Advisors LLC
Email: investorrelations@hoththerapeutics.com
www.hoththerapeutics.com
Phone: (678) 570-6791